                            ADVISOR CLASS SHARES OF

                             AIM GLOBAL TRENDS FUND
                    (A SERIES PORTFOLIO OF AIM SERIES TRUST)

                    Supplement dated October 16, 1998 to the
          Statement of Additional Information dated September 8, 1998

Effective October 19, 1998, INVESCO (NY), Inc. will resign as sub-advisor and sub-administrator to AIM Global Trends Fund (the "Fund"). A I M Advisors, Inc. will continue to serve as the manager and administrator for the Fund.